Exhibit 10.14

Centro NP LLC
420 Lexington Avenue, 7th Floor
New York, New York 10170

As of December 15, 2008

Bank of America, N.A.

Hearst Tower

214 North Tryon Street

Charlotte, North Carolina 28255

Re:                               Amended and Restated Revolving Credit Agreement, dated July 31, 2007, by and among Centro NP LLC (the “Borrower”), the lenders party thereto (each, a “Lender,” and, collectively, the “Lenders”), and Bank of America, N.A., as agent for the Lenders (in such capacity, the “Administrative Agent,” and together with the Lenders, the “Lender Parties”) (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement,” and collectively with all related agreements and ancillary documents, the “Loan Documents”), and modified by Letter Agreement dated as of February 14, 2008 (as amended and modified, the “Initial Extension Agreement”) by and among the Borrower, the Lender Parties, CPT Manager Limited, as responsible entity of the Centro Property Trust and Centro Properties Limited (together, the “Parent Guarantors”) and the Subsidiary Guarantors referenced in the Loan Agreement (the Parent Guarantors and such Subsidiary Guarantors, the “Initial Guarantors” and, collectively with (A) the guarantors under that certain Subsidiary Guarantor Guaranty, dated as of March 28, 2008, and (B) Australian Public Trustees Limited, ABN 82095572482 (“APT”), as trustee of the DPF Sub Trust No 2, as guarantor under that certain Guaranty Agreement (Payment), dated as of May 7, 2008, in favor of the Administrative Agent, as agent for the Lenders, the “Guarantors”), as further modified by (i) Letter Agreement, dated as of March 28, 2008, by and among the Borrower, the Initial Guarantors and the Lender Parties (the “March Agreement”), (ii) Letter Agreement, dated as of April 29, 2008, by and among the Borrower, the Guarantors (other than APT) and the Lender Parties (the “April Agreement”), (iii) Letter Agreement, dated as of May 7, 2008, by and among the Borrower, the Guarantors (other than APT) and the Lender Parties (the “May 7 Agreement”), (iv) Letter Agreement, dated as of May 30, 2008, by and among the Borrower, the Guarantors (other than APT) and the Lender Parties (the “May 30 Agreement”), and (v) Letter Agreement, dated as of September 26, 2008, by and among the Borrower, the Guarantors and the Lender Parties (the “September Agreement,” together with the March Agreement, the April Agreement, the May 7 Agreement and the May 30 Agreement, the “Letter Agreements,” and together with the Initial Extension Agreement, the “Extension Agreement”)

Ladies and Gentlemen:

The purpose of this letter agreement is to evidence the further extension of the Maturity Date to January 15, 2009 and to set forth certain related agreements of the parties hereto.  Capitalized terms used herein and not otherwise defined have the meanings set forth in the Initial Extension Agreement or, if not defined therein, in the applicable Letter Agreement (or, if not defined in the Initial Extension Agreement or any Letter Agreement, in the Loan Agreement).

1.             Extension of Maturity Date.  Section 1(a) of the Initial Extension Agreement (as amended, modified or supplemented by the Letter Agreements) is hereby amended by replacing the words “December 15, 2008” therein with the words “January 15, 2009”.

2.             Deferred Interest Amount.  Section 1(c) of the Initial Extension Agreement (as amended, modified or supplemented by the Letter Agreements) is hereby amended by replacing the words “December 15, 2008” therein with the words “January 15, 2009”.

3.             Asset Sales.  Section 4(m) of the Initial Extension Agreement (as amended, modified or supplemented by the Letter Agreements) is hereby amended by replacing the words “December 15, 2008” with the words “January 15, 2009” in each instance in which the same appear in said section.

4.             Extension of Liquidity Facility.  Concurrently herewith, the term of the Liquidity Facility has been extended to January 15, 2009 in accordance with the terms of the Liquidity Facility Amendment (as defined below).  From and after the date hereof, for purposes of continued compliance with Section 6(a) of the May 30 Agreement, Section 2(d)(iii) of the May 7 Agreement (as amended, modified or supplemented by the September Agreement) is hereby amended by replacing “December 15, 2008” with “January 15, 2009”.

5.             Asset Disposal and Proceeds Sharing Terms.  The Asset Disposal and Proceeds Sharing Terms (i.e., Exhibit B to the September Agreement) is hereby amended by replacing all references therein to the date “December 15, 2008” (or “15 December 2008”) with the date “January 15, 2009” (or “15 January 2009”, as applicable).

6.             Term Sheet.  The parties hereto acknowledge that they have had non-binding discussions regarding a possible further extension and modification of the Loan Documents substantially in accordance with the terms set forth on the term sheet attached hereto as Exhibit A (the “Proposed Modifications”); provided, however, that any closing of the Proposed Modifications shall be subject to legal documentation and due diligence satisfactory to the Lender Parties in their sole and absolute discretion and satisfaction of the other conditions described therein (it being understood that the attached term sheet does not purport to include all of the representations, warranties, covenants, defaults, definitions and other terms which will be contained in the definitive documents for the proposed transaction, all of which must be satisfactory in form and substance to the Lender Parties and their counsel); and provided further,

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however, that the parties expressly acknowledge and agree that unless and until reduced to formal written documentation which is signed by authorized representatives of all necessary parties thereto, and which expressly and specifically states the intent of the parties to be bound thereby, no agreement or understanding with respect to the Proposed Modifications shall constitute a legally binding agreement or contract or have any force or effect whatsoever.

7.             Residual 2 Intercompany Note.  Each of the Lender Parties hereby consents to, and waives any default under the Loan Documents and/or the Extension Agreement, any Event of Default and any Trigger Event that may arise as a result of, the execution and delivery by Super and Centro Super Residual 2 LLC of a certain Third Amended and Restated Super LLC Subordinated Intercompany Note (the “Third A&R Note”), in the original principal amount of $26,500,000 (but under which $25,000,000 remains outstanding), which amends and restates that certain Second Amended and Restated Super LLC Subordinated Intercompany Note, dated as of September 26, 2008, between such parties (which amended and restated note matures on December 15, 2008).  The Third A&R Note is being executed solely to extend the maturity date of the loan evidenced thereby to January 15, 2009 and shall be in the form attached hereto as Exhibit B.

8.             Release of Representatives.  In consideration of the time and effort to be expended by each of the Lender Parties in connection with the matters described in the Extension Agreement and all amendments and modifications thereto (including, without limitation, this letter agreement), the grant of the relief provided for thereunder and hereunder and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower and each of the Guarantors, each of the Releasors each hereby irrevocably and unconditionally releases and forever discharges each of the Indemnified Parties from any and all Claims in law or at equity, known or unknown, ascertained or not ascertained, suspected or unsuspected, that the Releasors ever had, now have, or shall or may have, arising out of or in any way relating to (x) the Loan Documents, the Extension Agreement, this letter agreement or the Proposed Modifications or (y) any discussions, meetings, agreements, transactions or information exchange contemplated or made under the Loan Documents, the Extension Agreement, this letter agreement or the Proposed Modifications through the date hereof.  The provisions set forth in this paragraph shall survive any termination or expiration of the Extension Agreement, this letter agreement or the Proposed Modifications.

9.             Effectiveness.  (a)  The parties hereto further acknowledge and agree that, notwithstanding anything to the contrary set forth herein, the effectiveness of this letter agreement shall be subject to satisfaction of the conditions precedent that (i) the parties hereto shall have executed and delivered this letter agreement, (ii) each of the Bridge Lenders and KeyBank shall have executed letter agreements in respect of the Bridge Facility and the KeyBank Facilities, respectively, each of which shall be in form and substance satisfactory to the Lender Parties (which, for the avoidance of doubt, shall extend the maturity dates of the Bridge Facility and the KeyBank Facilities to January 15, 2009), (iii) each of the Australian Bank/Noteholder Group Lenders shall have executed and delivered an agreement or agreements, which shall be in form and substance satisfactory to the Lender Parties (which, for the avoidance of doubt, shall extend the maturity date of the Australian Bank/Noteholder Group Facility to January 15, 2009), (iv) each of the obligors under the Preston Ridge Loan Agreement shall have executed and delivered to the lenders thereunder a letter agreement in respect of the Preston

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Ridge Facility, which shall be in form and substance satisfactory to the Lender Parties (which, for the avoidance of doubt, shall extend the maturity date of the Preston Ridge Facility to January 15, 2009), (v) each of the Liquidity Facility Borrowers and each of the lenders under the Liquidity Facility shall have executed and delivered a letter agreement in respect of the Liquidity Facility, which shall be in form and substance satisfactory to the Lender Parties (which, for the avoidance of doubt, shall extend the maturity date of the Liquidity Facility to January 15, 2009), (vi) BoA (Australia) (as defined in the Headstock Security Trust Deed (as amended, modified or supplemented from time to time)) shall have executed and delivered an agreement in respect of the promissory note issued by CPT in favor of BoA (Australia) dated February 29, 2008 (the “BoA Hedge Note”) pursuant to the BoA Hedge Deed (as defined in the Further Facility Extension Deed, as amended, modified or supplemented from time to time), which shall be in form and substance satisfactory to the Lender Parties (which, for the avoidance of doubt, shall extend the maturity date of the BoA Hedge Note to no earlier than January 15, 2009 or replace it with a new promissory note with a maturity date of no earlier than January 15, 2009) and that, following the execution and delivery of such agreement, BoA (Australia) shall continue to be a Beneficiary and the BoA Hedge Loan will continue to be a Finance Document and a Relevant Document under the Headstock Security Trust Deed (each term in this subparagraph not otherwise defined herein, as defined in the Headstock Security Trust Deed), and (vii) Excel Realty Partners, L.P. shall have executed and delivered an agreement or agreements, which shall be in form and substance satisfactory to the Lender Parties (which, for the avoidance of doubt, shall extend the redemption date of the ERP Preferred Interests to, on or after January 15, 2009).  Each of the Lender Parties hereby consents to, and waives any default under the Loan Documents and/or the Extension Agreement, any Event of Default and any Trigger Event that may arise as a result of the execution and delivery of the documents contemplated by clauses (ii), (iii), (iv), (v), (vi) and (vii) of this paragraph (the “Other December Agreements”) by the applicable Centro Entities and/or Super Entities party thereto and the consummation of the transactions contemplated thereby.  Other than as set forth in this paragraph or any other paragraph in this letter agreement or the Extension Agreement, the Lender Parties have not consented to any matters that would otherwise constitute a default under the Loan Documents and/or the Extension Agreement, an Event of Default or a Trigger Event.

(b)           Each of the Lender Parties hereby gives its consent to the amendment of the Headstock Security Trust Deed and the Guarantor Security Trust Deed for the purpose of securing certain hedge agreements that may be entered into by any of the Initial Guarantors and any of the Australian Bank/Noteholder Group Lenders after the execution date hereof but prior to the Maturity Date; provided that such consent is conditional upon such amendments being effected prior to the Maturity Date and in form and substance satisfactory to the Lender Parties.

(c)           Provided BoA (Australia) executes and delivers an agreement as contemplated in the subparagraph above, the Lender Parties acknowledge that BoA (Australia) will continue to be a Beneficiary, the BoA Hedge Loan will continue to be a Finance Document and a Relevant Document under the Headstock Security Trust Deed and this subparagraph shall be deemed to be satisfactory evidence to the Security Trustee (each term in this subparagraph not otherwise defined herein, as defined in the Headstock Security Trust Deed) as required under clause 5.5(b) of the Headstock Security Trust Deed.

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10.           Reaffirmation of Borrower and Guarantor Representations and Warranties Under Extension Agreement.  The Borrower and the Guarantors agree and acknowledge that all of the representations and warranties of the applicable Super Entities and the Centro Entities contained in the Extension Agreement are true and correct in all material respects on the effective date hereof immediately after giving effect to this letter agreement, and all such representations and warranties are hereby incorporated by reference and reaffirmed as if set forth fully and in their entirety, with the same effect as though such representations and warranties had been made on and as of the effective date hereof (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).  Nothing in the foregoing shall be deemed to be a reaffirmation by APT of any representations and warranties made by or with respect to any Person under the Extension Agreement other than such representations and warranties as were made by or with respect to APT.

11.           Reaffirmation by Guarantors Under Respective Guaranty Agreements.  Each Guarantor hereby unconditionally reaffirms its respective continuing guaranty obligations to the Administrative Agent and the Lenders under the applicable Guaranty (which, for the avoidance of doubt, shall include, without limitation, (A) in the case of the Guarantors other than the Initial Guarantors and APT, that certain Guaranty Agreement (Payment), dated as of March 28, 2008, and (B) in the case of APT, that certain Guaranty Agreement (Payment), dated as of May 7, 2008, in favor of the Administrative Agent, as agent for the Lenders) and agrees that the transactions contemplated by this letter agreement shall not in any way affect the validity and enforceability of such guaranty obligations or the Loan Documents or the applicable Guaranty or reduce, impair or discharge their obligations thereunder.

12.           Miscellaneous.  This letter agreement shall constitute part of the Loan Agreement for purposes of indemnification and the indemnification provisions provided therein shall extend to this letter agreement.  The provisions of this paragraph shall not limit the indemnification rights of any party under the Loan Agreement.

13.           Payment of Costs.  The respective counsel and advisors to each Lender Party shall continue to receive payment in full of all invoiced costs, fees and expenses as and when required pursuant to Section 1(e) of the Initial Extension Agreement.

14.           Due Authorization, Etc.  Each of the parties hereto hereby represents and warrants that each of the following statements is true, accurate and complete as to such party as of the effective date of this letter agreement:

(a)           such party has carefully read and fully understood all of the terms and conditions of this letter agreement;

(b)           such party has consulted with, or had a full and fair opportunity to consult with, an attorney regarding the terms and conditions of this letter agreement;

(c)           such party has had a full and fair opportunity to participate in the drafting of this letter agreement;

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(d)           such party is freely, voluntarily, knowingly and intelligently entering into this letter agreement;

(e)           in entering into this letter agreement, such party has not relied upon any representation, warranty, covenant or agreement not expressly set forth herein and in the Loan Agreement, the Extension Agreement and other documents delivered in connection therewith;

(f)            this letter agreement has been duly authorized and validly executed and delivered by such party and constitutes each such party’s legal, valid and binding obligation, enforceable in accordance with its terms; and

(g)           such party is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation and has the full power and legal authority to execute this letter agreement, consummate the transactions contemplated hereby, and perform its obligations hereunder.

15.           Capacity.  The person or persons signing the letter agreement on behalf of the Borrower and the Guarantors, respectively, is signing strictly in his/her respective corporate capacity and not in an individual capacity.

16.           Non-Contravention.  The execution, delivery and performance by the Super Entities and the Guarantors, as applicable, of each such entity’s respective obligations under and in connection with (a) the Other December Agreements and (b) the Extension Agreement, in each case, as amended and/or modified by this letter agreement, will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any encumbrance in respect of any property of such entity or any of its subsidiaries under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter, memorandum and articles of association, regulations or by-laws, or any other agreement or instrument to which such entity or any of its subsidiaries is bound or by which such entity or any of its subsidiaries or any of their respective properties may be bound or affected (including, without limitation, the Other December Agreements), (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or governmental authority applicable to such entity or any of its subsidiaries, (iii) violate any provision of any statute or other rule or regulation of any governmental authority applicable to such entity or any of its subsidiaries or (iv) contravene any of its constituent documents.

17.           Counterparts.  This letter agreement may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

18.           Governing Law.  This letter agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights, and remedies of the parties hereto shall be determined in accordance with such laws.

19.           No Third Party Beneficiaries; No Reliance.  This letter agreement is made and entered into for the sole protection and legal benefit of the parties hereto, and their permitted successors and assigns, and no other person or entity, under any circumstances, shall (i) be a

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direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this letter agreement or the Proposed Modifications, or (ii) be entitled to rely, or have any right whatsoever to rely, on any of the terms, provisions and agreements set forth herein or incorporated herein.

20.           Continuation of Effectiveness of Extension Agreement.  Other than as expressly modified by this letter agreement, all terms and provisions of the Extension Agreement shall remain in full force and effect.

21.           Incorporation of Terms; Integration; Conflict.  The Extension Agreement shall be deemed to incorporate the terms and provisions of this letter agreement.  Other than as specifically modified by this letter agreement, all of the terms and conditions of the Loan Documents (including, without limitation, all obligations of the Guarantors with respect thereto) and the Extension Agreement are hereby ratified and confirmed and the Loan Documents and the Extension Agreement each remain in full force and effect as of the date hereof, and constitutes the legal, valid and binding obligation, contract and agreement of the Borrower, the Guarantors and the Lender Parties.  This letter agreement (and the Extension Agreement, as modified by this letter agreement) is deemed to be a Loan Document, such that, among other things, any Trigger Event shall constitute an Event of Default under the Loan Documents.  In the event of any conflict between the terms and provisions of the Extension Agreement, as modified hereby, and any of the other Loan Documents, the Extension Agreement shall govern and control.

25.           Execution by Australian Public Trustees Limited.  (a)  APT has entered into this letter agreement solely in its capacity as the trustee of the DPF Sub Trust No 2 and in no other capacity.  Subject to the last sentence of this subparagraph (a), APT is not liable to pay or satisfy any of its obligations under this letter agreement, and has no liability to the Lender Parties under this letter agreement, except to the extent to which it is indemnified out of the assets of the DPF Sub Trust No 2 in respect of any liability incurred by it.  If the assets of the DPF Sub Trust No 2 are insufficient, the Lender Parties (subject to the last sentence of this subparagraph (a)) may not seek to recover any shortfall by bringing proceedings against APT personally and may not seek the appointment of a liquidator, administrator, receiver or similar person to APT in any liquidation, administration or arrangement of or affecting APT.  Subject to the last sentence of this subparagraph (a), each Lender Party waives its rights and releases APT from any personal liability whatsoever in respect of any loss or damage which cannot be paid or satisfied out of the assets of the DPF Sub Trust No 2.  APT is liable personally and is not released only to the extent that a liability under this letter agreement arises out of APT’s own fraud, gross negligence, breach of trust or breach of duty which disentitles it from any indemnity out of the assets of the DPF Sub Trust No 2 in relation to the relevant liability.

(b)           Notwithstanding any other provision of this letter agreement, the liability of APT is limited by the provisions of subparagraph (a) above.  In the event of any inconsistency with any other provision of this letter agreement, this paragraph governs and controls.

[Signature Pages Follow]

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Very truly yours,

BORROWER:	CENTRO NP LLC, a Maryland limited liability company

	By:	/s/ Steven Siegel
		Name:	Steven Siegel
		Title:	Executive Vice President

GUARANTORS:	NEW PLAN REALTY TRUST, LLC a Delaware limited liability company

	By:	/s/ Steven Siegel
		Name:	Steven Siegel
		Title:	Executive Vice President

EXCEL REALTY TRUST - ST, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Title:	Executive Vice President

NEW PLAN FLORIDA HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Title:	Executive Vice President

CA NEW PLAN ASSET PARTNERSHIP IV, L.P., a Delaware limited partnership

By:	CA New Plan Asset, LLC, a Delaware limited liability company, its sole general partner

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Title:	Executive Vice President

EXCEL REALTY TRUST-NC, a North Carolina general partnership

By:	NC Properties #1 LLC, a Delaware limited liability company, its managing partner

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Title:	Executive Vice President

NP OF TENNESSEE, L.P., a Delaware limited partnership

By: New Plan of Tennessee, LLC, a Delaware limited liability company, its sole general partner

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Title:	Executive Vice President

POINTE ORLANDO DEVELOPMENT COMPANY, a California general partnership

By: ERT Development Corporation, a Delaware corporation, general partner

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Title:	Executive Vice President

By: ERT Pointe Orlando, Inc., a New York Corporation, general partner

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Title:	Executive Vice President

CA NEW PLAN TEXAS ASSETS, L.P., a Delaware limited partnership

By: CA New Plan Texas Assets, LLC, a Delaware limited liability company, its sole general partner

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Title:	Executive Vice President

HK NEW PLAN EXCHANGE PROPERTY OWNER I, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Title:	Executive Vice President

HK NEW PLAN EXCHANGE PROPERTY OWNER II, L.P., a Delaware limited partnership

By: HK New Plan Lower Tier OH, LLC, a Delaware limited liability company, its general partner

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Title:	Executive Vice President

NEW PLAN PROPERTY HOLDING COMPANY, a Maryland real estate investment trust

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Title:	Executive Vice President

NEW PLAN OF MICHIGAN, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Title:	Executive Vice President

CENTRO PROPERTIES LIMITED

By:	/s/ Peter Wilkinson
	Name:	Peter Wilkinson
	Title:	Director

By:	/s/ Elizabeth Hourigan
	Name:	Elizabeth Hourigan
	Title:	Company Secretary

CPT MANAGER LIMITED, as Responsible Entity of the Centro Property Trust

By:	/s/ Peter Wilkinson
	Name:	Peter Wilkinson
	Title:	Director

By:	/s/ Elizabeth Hourigan
	Name:	Elizabeth Hourigan
	Title:	Company Secretary

CENTRO NP HOLDINGS 3 SPE, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Title:	Executive Vice President

CENTRO NP HOLDINGS 4 SPE, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Title:	Executive Vice President

CENTRO NP HOLDINGS 5B SPE, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Title:	Executive Vice President

CENTRO NP HOLDINGS 6 SPE, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Title:	Executive Vice President

CENTRO NP HOLDINGS 7 SPE, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Title:	Executive Vice President

CENTRO NP HOLDINGS 8 SPE, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Title:	Executive Vice President

CENTRO NP HOLDINGS 9 SPE, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Title:	Executive Vice President

CENTRO NP BROADWAY FAIRE, L.P., a Delaware limited partnership

By: Centro NP Broadway Faire MGR, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Title:	Executive Vice President

CENTRO NP METRO 580 SC, L.P., a Delaware limited partnership

By: Centro NP Metro 580 SC MGR, LLC., a Delaware limited partnership

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Title:	Executive Vice President

CENTRO NP ROSE PAVILION, L.P., a Delaware limited partnership

By: Centro NP Rose Pavilion MGR, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Title:	Executive Vice President

CENTRO NP HANOVER SQUARE SC, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Title:	Executive Vice President

NEW PLAN ACQUISITION COMPANY, LLC, a Delaware limited liability company

By: Centro NP Residual Holding LLC, a Delaware limited liability company, its sole member

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Title:	Executive Vice President

HK NEW PLAN SKYWAY PLAZA, LLC, a Delaware limited liability company

By: Centro NP Residual Holding LLC, a Delaware limited liability company, its sole member

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Title:	Executive Vice President

NEW PLAN EISENHOWER SQUARE SC, LLC, a Delaware limited liability company

By: Centro NP Residual Holding LLC, a Delaware limited liability company, its sole member

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Title:	Executive Vice President

NEW PLAN EASTLAKE SC, LLC, a Delaware limited liability company

By: Centro NP Residual Holding LLC, a Delaware limited liability company, its sole member

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Title:	Executive Vice President

NEW PLAN CHASTAIN CORNERS SC, LLC, a Delaware limited liability company

By: Centro NP Residual Holding LLC, a Delaware limited liability company, its sole member

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Title:	Executive Vice President

HK NEW PLAN EXCHANGE PROPERTY OWNER IV, LLC, a Delaware limited liability company

By: Centro NP Residual Holding LLC, a Delaware limited liability company, its sole member

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Title:	Executive Vice President

HK NEW PLAN MACON CHAPMAN, LP, a Delaware limited partnership

By: HK New Plan Macon Chapman TRS GP Company, a Delaware corporation, its general partner

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Title:	Executive Vice President

BPR SHOPPING CENTER, LLC, a Delaware limited liability company

By:	/s/ Steven Siegel
	Name:	Steven Siegel
	Title:	Executive Vice President

AUSTRALIAN PUBLIC TRUSTEES LIMITED, as trustee of the DPF Sub Trust No 2

By:	/s/ [Illegible]
	Name:	[Illegible]
	Title:	Director

By:	/s/ Darren Olney-Fraser
Name: Darren Olney-Fraser
Title: Director

CONSENTED AND AGREED TO
THIS DAY OF DECEMBER, 2008:

BANK OF AMERICA, N.A.

By:	/s/ Michael W. Edwards
Name: Michael W. Edwards
Title: Senior Vice President